Semiannual Report

Corporate Income Fund

November 30, 1998

T. Rowe Price

Report Highlights
--------------------------------------------------------------------------------

Corporate Income Fund

o Many types of foreign and U.S.corporate bonds suffered in the wake of financial turmoil overseas.

o The fund trailed the Lehman Aggregate Bond Index and the average for similar funds for the 6- and 12-month periods ended November 30, 1998.

o Relative results primarily reflected exposure to Yankee, high-yield, and split-rated bonds, all of which lagged the high-grade sector.

o We replaced many financial services and Yankee bonds with more defensive investment-grade and high-yield securities.

o We expect economic and earnings growth to slow in the months ahead and believe the fund will provide relatively attractive returns through 1999.

Fellow Shareholders

Economic difficulties in Russia, Japan, and Latin America-coupled with a vacuum in global leadership-created an unfavorable environment for many types of corporate bonds and for the fund. U.S. Treasury securities and high-grade corporate bonds benefited from an investor flight to safety, and the higher-risk bonds in which your fund usually invests suffered accordingly.

MARKET ENVIRONMENT

The U.S. economy continued on its path of high employment, strong economic growth, and low inflation over the past six months. However, threats to continued global economic expansion stemming from recent volatility and lack of liquidity in credit markets, and from signs of a slowdown in the manufacturing sector, resulted in the Federal Reserve lowering the key fed funds rate three-quarters of a percentage point between September 29 and November 17.

Interest Rate Levels
--------------------------------------------------------------------------------

                           BBB Rated        10-Year
                           Corporate        Treasury
                           Bonds            Note

         11/30/97          7.43             5.86
                           7.36             5.74
                           7.31             5.63
         2/98              7.31             5.63
                           7.31             5.63
                           7.29             5.75
         5/98              7.24             5.57
                           7.24             5.44
                           7.28             5.50
         8/98              7.33             5.20
                           7.14             4.46
                           7.32             4.63
         11/30/98          7.17             4.83

In July, the election of a new Prime Minister in Japan, and uncertainty over the severity of the country's recession and banking crisis, continued to put downward pressure on the currencies of many Asian countries. This, in turn, challenged previous assumptions about economic stability in Hong Kong and China. In August, the major market event was the change of government in Russia and the country's subsequent devaluation and debt restructuring. Widespread fears of contagion resulted in severe price depreciation throughout the emerging market bond sector. On September 25, financial markets were further roiled as details emerged about the bailout effort for hedge fund Long-Term Capital Management. The ongoing international deterioration took its toll on the largest economies in South America and eventually had a severe impact on U.S. financial markets.

Total Return By Credit Quality
--------------------------------------------------------------------------------

Period Ended 11/30/98

                           6-Month          12-Month
                           Return           Return

AAA/AA/A                   5.21             9.95
BBB                        3.21             8.11
BBB/BB                     0.16             5.63
BB                         3.00             8.42
B                         -2.60             3.61

Source: Salomon Smith Barney Holding, Inc.

On September 29, the Federal Reserve initiated a series of cuts in short-term interest rates in an effort to restore stability and liquidity to the bond markets. Fed Chairman Alan Greenspan noted that growing caution by lenders and unsettled conditions in financial markets could restrain U.S. economic growth in coming months. Initially, investors panicked and flocked to the safety of the U.S. Treasury market, and the 30-year bond yield briefly fell to around 4.8%. Following the Fed's surprise rate cut on October 15, risk premiums on many corporate bonds (the higher yields investors demand for assuming greater risk) began to narrow the gap with Treasury yields, as corporate bonds outperformed Treasury securities. While these premiums have continued to decline over the past six weeks, current yields remain attractive compared with historical averages in some sectors.

During the past six months, single-B and split-rated (BBB/BB) corporate bonds significantly underperformed high-grade (AAA and AA) corporate bonds. Yankee bonds (non-U.S. issuers of U.S. dollar-denominated bonds), specifically those issued by companies with exposure to Latin America and Asia, also lagged high-grade corporate bonds by a wide margin.

Preparing For The Year 2000

The Year 2000 draws closer every day, and it holds special meaning beyond the arrival of a new millennium. The issue for investors is that many computer programs throughout the world use two digits instead of four to identify the year and may assume the next century starts with 1900. If these programs are not modified, they will not be able to correctly handle the century change when the year changes from "99" to "00" on January 1, 2000, and they will no longer be able to perform necessary functions. The Year 2000 issue affects all companies and organizations. T. Rowe Price has been taking steps to assure that its computer systems and processes are capable of functioning in the Year 2000. Detailed plans for remediation efforts have been developed and are currently being executed.

OUR PLAN OF ACTION

We began to address these issues several years ago by requiring that all new systems process and store four-digit years. We will complete all reprogramming efforts for the major application systems, including business applications required to service our customers and processing infrastructure necessary to ensure the integrity of customer data and investments, by December 31, 1998, leaving a full 12 months for system testing. Because we exchange data electronically with customers and vendors, we are working with them to assess the adequacy of their own compliance efforts. Our goal is to ensure the continuation of the same level of service to all our mutual fund shareholders and clients after December 31, 1999.

We are asking all vendors and companies we do business with for a Year 2000 compliance status, with the expectation that some organizations will not be able to modify their interface files prior to December 31, 1999. Our goal is to identify any noncompliant files so that we can implement alternative solutions. In addition, we are scheduling tests for critical vendors and companies that claim Year 2000 compliance to ensure that time-related data and calculations function properly as we move into the next century.

SMOOTH TRANSITION PLANNED

We believe our programs and initiatives will provide a smooth transition into the next millennium. We are assessing all systems providing products or services to our retail mutual fund shareholders, retirement plan sponsors, and participants, and we are taking steps to modify them where necessary for the Year 2000. Our plan provides time to develop solutions for all noncompliant systems and data files from customers or vendors.

The Securities Industry Association (SIA) is coordinating Year 2000 testing to assure that securities markets, clearing corporations, depositories, and third party service providers can send, receive, and process files and transactions accurately. In late July 1998, the SIA completed a beta test of Year 2000 readiness. The test was considered successful in terms of transactions completed and will serve as the basis for the SIA's industry-wide approach. During October 1998, T. Rowe Price completed its beta test of Year 2000 readiness with the SIA and is ready for the industry-wide test that is scheduled for March and April 1999.

For a more detailed discussion of our Year 2000 effort, as well as continuing updates on our progress, please check our Web site (www.troweprice.com).

PERFORMANCE REVIEW

As you know, this fund's program focuses on higher-risk areas of the corporate bond market to achieve attractive income and long-term returns. However, this makes the fund vulnerable to volatility during periods such as we recently experienced. The fund posted weak results for the six and 12 months ended November 30, 1998, underperforming the Lehman Aggregate Bond Index, which was buoyed by its significant Treasury bond component, and the average for the Lipper peer group. Six-month results reflected a decline in the share price from $10.39 last May to $9.84 at the end of November, which was only partly offset by dividend income of $0.37 per share. During the 12-month period, the share price declined $0.48 per share, but dividend income put the return in positive territory.

Performance Comparison
--------------------------------------------------------------------------------

Periods Ended 11/30/98                             6 Months          12 Months

Corporate Income Fund                               - 1.73%              2.55%

Lehman Aggregate Bond Index                           5.15               9.45

Lipper Corporate Debt
  BBB Funds Average                                   3.02               6.95


Quality Diversification
--------------------------------------------------------------------------------

    A-Rated              BBB-Rated              BB-Rated               B-Rated
    and Above

    28                   47                     15                     10

The fund's lagging return can be attributed in part to holdings that were hit particularly hard by the global market turmoil: split-rated bonds within the investment grade sector (AAA through BBB), high-yield securities (below BBB), and Yankee bonds from emerging markets. When the period began on May 31, Yankee bonds constituted over one-third of the portfolio, of which a significant portion consisted of Latin American and Asian corporate debt. The fund's largest industry concentration globally at the end of November was in the bonds of financial services companies, which accounted for 21% of portfolio assets. This sector typically underperforms the overall corporate bond market during periods of financial market turmoil.

STRATEGY

As always, our investment strategy focuses on fundamental credit analysis of the companies and sectors in which we invest. Our in-house research enables us to buy higher-yielding bonds with stable-to-improving credit outlooks that we expect to perform well over a period of time. Following the recent sell-off in the corporate bond market, we believe the current risk/reward relationship presents an attractive opportunity for fixed income investors. With liquidity returning to the credit markets, prices have improved in certain corporate segments.

Our in-house research enables us to buy higher-yielding bonds with stable-to-improving credit outlooks. . .

Given our outlook for some slowing in economic and corporate profit growth over the next six months, we have been using this period of market improvement to selectively reposition portions of the portfolio. We replaced some holdings in financial services and Yankee bonds with more defensive investment-grade bonds as well as high-yield securities. Taking advantage of a rally in Asian bonds in late November and early December, we sold most of those holdings. Our Yankee bond position at this writing (about one-quarter of assets) consists mostly of Latin American companies we believe have good prospects. While financial services bonds constituted a sizable portion of the portfolio at the end of November, this sector is broadly diversified, and we have upgraded the credit quality in certain cases.

OUTLOOK

We believe a period of slower economic and corporate earnings growth lies ahead and corporations may reduce their capital spending plans. We are already seeing signs of a slowdown in the manufacturing sector in the U.S. In addition, the relatively strong dollar and weakening economic conditions in Latin America and Asia should continue to restrain U.S. exports. Finally, with consumer credit at record levels, the likelihood of a slowdown in consumer spending has increased. In this scenario, we expect interest rates to continue to move in a narrow range. Global equity markets have reacted favorably to recent rate cuts, and there are some encouraging signs that Japan and Brazil are serious about addressing their economic problems. Corporate bond markets typically respond well to a significant rise in equity prices. Barring a recession in the U.S., or another round of turmoil in financial markets, the environment for corporate bonds should be favorable. Against this backdrop, we believe your fund will provide attractive returns during the coming year.

Thank you for investing with T. Rowe Price.

Respectfully submitted,

Peter Van Dyke

President

December 18, 1998


--------------------------------------------------------------------------------
Change in Management

Peter Van Dyke, a managing director of T. Rowe Price Associates and director of the taxable bond department, is retiring at the end of 1998. Mr. Van Dyke joined the company in 1985 and had managed the Corporate Income Fund since its inception in 1995. We are grateful for his contributions and wish him the best for the future.

Robert M. Rubino has been appointed chairman of the Corporate Income Fund's Investment Advisory Committee, responsible for day-to-day management of the portfolio. Mr. Rubino joined T. Rowe Price in 1987 and the Fixed Income Division in 1989, where he has served as a credit analyst and assistant portfolio manager for the Corporate Income and New Income Funds. Other members of the fund's Investment Advisory Committee include Steven G. Brooks, Heather R. Landon, Alan
D. Levenson, William T. Reynolds, and Mark J. Vaselkiv.

The preceding updates the Corporate Income Fund prospectus of October 1, 1998.


T. Rowe Price Corporate Income Fund
--------------------------------------------------------------------------------

Portfolio Highlights
--------------------------------------------------------------------------------

KEY STATISTICS

                                                     5/31/98      11/30/98
--------------------------------------------------------------------------------

Price Per Share                                      $ 10.39      $  9.84

Dividends Per Share
  For 6 months                                          0.37         0.37
  For 12 months                                         0.76         0.74

Dividend Yield *
  For 6 months                                          7.32%        7.48%
  For 12 months                                         7.63         7.53

30-Day Standardized Yield                               7.66         7.76

Weighted Average Maturity (years)                       16.8         15.3

Weighted Average Effective
  Duration (years)                                       6.3          6.9

Weighted Average Quality **                            BBB -        BBB +

* Dividends earned and reinvested for the periods indicated are annualized and divided by the average daily net asset values per share for the same period.

**   Based on T. Rowe Price research.


T. Rowe Price Corporate Income Fund
--------------------------------------------------------------------------------

Portfolio Highlights
--------------------------------------------------------------------------------

SECTOR DIVERSIFICATION

                                                   Percent of   Percent of
                                                   Net Assets   Net Assets
                                                      5/31/98     11/30/98
--------------------------------------------------------------------------------

Banking                                                   22%          14%

Health Care                                                5            7

Industrials                                               13            7

Finance and Credit                                        17            7

Broadcasting                                               2            4

Media and Communications                                   5            4

Savings and Loan                                          --            4

Electric Utilities                                        --            4

Container                                                  6            4

Insurance                                                 --            4

Specialty Chemicals                                        4            4

Drugs                                                     --            4

U.S. Treasury Obligations                                 --            4

Automobiles and Related                                   --            4

Food and Tobacco                                           1            4

Aerospace and Defense                                      1            3

Telecommunications                                         1            3

All Other                                                 23           13

Other Assets Less Liabilities                             --            2
--------------------------------------------------------------------------------

Total                                                    100%         100%


T. Rowe Price Corporate Income Fund
--------------------------------------------------------------------------------

Performance Comparison
--------------------------------------------------------------------------------

Corporate Income Fund
--------------------------------------------------------------------------------

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with a broad-based average or index. The index return does not reflect expenses, which have been deducted from the fund's return.

                                       Lipper Corporate
                 Lehman Aggregate      Debt BBB Funds         Corporate Income
                 Bond Index            Average                Fund

10/31/95          10,000               10,000                 10,000
11/95             10,150               10,172                 10,163
11/96             10,766               10,900                 10,941
11/97             11,579               11,785                 12,062
11/98             12,674               12,576                 12,369

Average Annual Compound Total Return
--------------------------------------------------------------------------------

This table shows how the fund would have performed each year if its actual (or cumulative) returns for the periods shown had been earned at a constant rate.

                                                          Since      Inception
Periods Ended 11/30/98         1 Year     3 Years     Inception           Date
--------------------------------------------------------------------------------

Corporate Income Fund           2.55%       6.77%          7.14%      10/31/95

Investment return and principal value represent past performance and will vary. Shares may be worth more or less at redemption than at original purchase.


T. Rowe Price Corporate Income Fund
--------------------------------------------------------------------------------
Unaudited

Financial Highlights
                                 For a share outstanding throughout each period
--------------------------------------------------------------------------------

                             6 Months         Year                  10/31/95
                                Ended        Ended                   Through
                             11/30/98      5/31/98      5/31/97      5/31/96

NET ASSET VALUE

Beginning of period          $  10.39     $   9.81     $   9.58     $  10.00

Investment activities
  Net investment income          0.37*        0.75*        0.73*        0.44*

  Net realized and
  unrealized gain (loss)        (0.55)        0.59         0.23        (0.42)

  Total from
  investment activities         (0.18)        1.34         0.96         0.02

Distributions
  Net investment income         (0.37)       (0.76)       (0.73)       (0.44)

NET ASSET VALUE
End of period                $   9.84     $  10.39     $   9.81     $   9.58
                             ---------------------------------------------------

Ratios/Supplemental Data

Total return+                   (1.73)%*     13.96%*      10.35%*       0.09%*

Ratio of expenses to
average net assets               0.80%*!      0.80%*       0.80%*       0.80%*!

Ratio of net investment
income to average
net assets                       7.32%*!      7.33%*       7.55%*       7.56%*!

Portfolio turnover rate         121.1%!      146.0%       119.5%        70.5%!

Net assets, end of period
(in thousands)               $ 54,021     $ 42,829     $ 20,732     $ 12,461

+    Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions.
* Excludes expenses in excess of a 0.80% voluntary expense limitation in effect through 5/31/99.
!    Annualized.

The accompanying notes are an integral part of these financial statements.


T. Rowe Price Corporate Income Fund
--------------------------------------------------------------------------------
Unaudited                                                    November 30, 1998

Statement of Net Assets
                                                     Par/Shares        Value
--------------------------------------------------------------------------------
                                                            In thousands

CORPORATE BONDS AND NOTES  93.2%

Aerospace and Defense  3.1%

Coltec, Sr. Notes, (144a),
  7.50%, 4/15/08                                     $      250   $      259

Newport News Shipbuilding,
  Sr. Notes, 8.625%, 12/1/06                                400          422

Raytheon, 5.70%, 11/1/03                                  1,000        1,010

                                                                       1,691

Automobiles and Related  3.7%

Federal-Mogul, 7.875%, 7/1/10                        2,000             1,983

                                                                       1,983

Banking  14.2%

Banco Generale, Sr. Sub. Notes,
  (144a), 7.70%, 8/1/02                                   1,500        1,435

Banco Santiago, Sub. Notes,
  7.00%, 7/18/07                                          2,000        1,636

Bank United, 8.875%, 5/1/07                               1,500        1,562

Chase Capital I, 7.67%, 12/1/26                           1,000        1,078

SB Treasury, (144a), 9.40%, 12/29/49                      2,000        1,959

                                                                       7,670

Broadcasting  3.7%

Chancellor Radio Broadcasting
  Sr. Sub. Notes, (144a), 8.125%, 12/15/07                  250          248

  Muzak, Gtd. Sr. Notes, 10.00%, 10/1/03                    265          276

Sinclair Broadcast Group, Sr. Sub. Notes,
  8.75%, 12/15/07                                           250          253

TV Azteca, Gtd. Sr. Notes,
  10.50%, 2/15/07                                           250          223
USA Networks, Sr. Notes, (144a),
  6.75%, 11/15/05                                         1,000          998

                                                                       1,998

Building Products  0.4%

Building Materials Corporation of America
  Sr. Notes, 8.625%, 12/15/06                               200          208

                                                                         208

Cable Operators  2.5%

Adelphia Communications,
  Sr. Notes, 9.875%, 3/1/07                                 250          276

CSC Holdings, Sr. Notes,
  7.875%, 12/15/07                                          200          209

Fundy Cable, Sr. Secured 2nd Priority Notes,
  11.00%, 11/15/05                                          150          161

Lenfest Communications, Sr. Sub. Notes,
  10.50%, 6/15/06                                           250          285

Marcus Cable, Sr. Disc. Notes,
  STEP, 0%, 12/15/05                                        250          236

Rogers Cablesystems, Sr. Sub. Deb.,
  11.00%, 12/1/15                                           150          174

                                                                       1,341

Consumer Products  2.0%

American Safety Razor, Sr. Notes,
  9.875%, 8/1/05                                     $      150   $      149

Doane Products, Sr. Sub. Notes, (144a),
  9.75%, 5/15/07                                            165          169

Herff Jones, Sr. Sub. Notes,
  11.00%, 8/15/05                                           250          272

Holmes Products, Gtd. Notes,
  9.875%, 11/15/07                                          200          192

Purina Mills, Sr. Sub. Notes, (144a),
  9.00%, 3/15/10                                            100          103

Revlon Consumer Products, Sr. Sub. Notes,
  8.625%, 2/1/08                                            200          198

                                                                       1,083

Container  4.2%

Owens Illinois, Sr. Deb.,
  7.80%, 5/15/18                                          2,000        1,890

Plastic Containers, Sr. Secured Notes,
  10.00%, 12/15/06                                          150          158

Silgan Holdings, Sr. Sub. Deb.,
  9.00%, 6/1/09                                             200          206

                                                                       2,254

Drugs  4.0%

Merck, 6.40%, 3/1/28                                      2,000        2,145

                                                                       2,145

Electric Utilities  4.2%

Alabama Power, 5.35%, 11/15/03                            2,000        2,028

Niagara Mohawk, Sr. Notes,
  7.75%, 10/1/08                                            250          270

                                                                       2,298

Energy  1.1%

Amerigas Partners, Sr. Notes,
  10.125%, 4/15/07                                          200          202

Energy Corporation of America, Sr. Sub. Notes,
  9.50%, 5/15/07                                            100           96

Offshore Logistics, (144a),
  7.875%, 1/15/08                                           100           95

Pride Petroleum Services, Sr. Notes,
  9.375%, 5/1/07                                            200          198

                                                                         591

Entertainment and Leisure  0.2%

Six Flags Theme Parks, Sr. Sub. Disc. Notes,
  12.25%, 6/15/05                                           100          111

                                                                         111

Finance and Credit  6.6%

Fairfax Financial Holdings,
  8.25%, 10/1/15                                          1,500        1,503

Hutchison Whampoa Finance, (144a),
  7.50%, 8/1/27                                           1,050          864

Ocwen Capital Trust I, 10.875%, 8/1/27                      250          189

Paine Webber Group, 6.45%, 12/1/03                        1,000        1,006

                                                                       3,562

Food and Tobacco  3.7%

Archibald Candy, Sr. Secured Notes,
10.25%, 7/1/04                                              225          229

Aurora Foods, Sr. Sub. Notes,
9.875%, 2/15/07                                             100          109

Mrs. Fields, Gtd. Sr. Sub. Notes, (144a),
10.125%, 12/1/04                                     $      150   $      137

Philip Morris, 7.75%, 1/15/27                             1,300        1,485

Smithfield Foods, Sr. Sub. Notes, (144a),
7.625%, 2/15/08                                              50           50

                                                                       2,010

Gaming  1.1%

Boyd Gaming, Sr. Sub. Notes,
  9.50%, 7/15/07                                             25           25

Grand Casinos, 1st Mtg. Notes,
  10.125%, 12/1/03                                          300          328

Rio Hotel & Casino, Sr. Sub. Notes,
  10.625%, 7/15/05                                          200          217

                                                                         570

Health Care  6.6%

Beckman Instruments, Sr. Notes, (144a),
  7.45%, 3/4/08                                           2,000        2,015

Columbia/HCA Healthcare,
  8.05%, 8/25/06                                          1,000        1,004

Quest Diagnostics, Gtd. Sr. Sub. Notes,
  10.75%, 12/15/06                                          100          111

Tenet Healthcare, Sr. Sub. Notes
  8.625%, 1/15/07                                           200          211

  (144a), 8.125%, 12/1/08                                   200          207

                                                                       3,548

Industrials  6.5%

Celulosa Arauco Y Constitucion, (144a),
  7.50%, 9/15/17                                          2,000        1,469

YPF Sociedad Anonima,
  10.00%, 11/2/28                                         2,000        2,060

                                                                       3,529

Insurance  4.2%

Zurich Capital Trust, (144a),
  8.376%, 6/1/37                                          2,000        2,254

                                                                       2,254

Lodging  0.4%

Courtyard by Marriott II,
  Sr. Secured Notes, 10.75%, 2/1/08                          50           52

Red Roof Inns, Sr. Notes,
  9.625%, 12/15/03                                          150          154

                                                                         206

Manufacturing  0.3%

Grove Worldwide, Sr. Sub. Notes,
  (144a), 9.25%, 5/1/08                                     200          190

                                                                         190

Media and Communications  3.8%

News America, (144a),
  6.75%, 1/9/38                                           2,000        2,050

                                                                       2,050

Metals and Mining  1.1%

AEI Holding, Sr. Notes, (144a),
  10.00%, 11/15/07                                          300          309

P&L Coal Holdings, Sr. Notes, (144a),
  8.875%, 5/15/08                                           300          309

                                                                         618

Paper and Paper Products  0.5%

Repap New Brunswick,
  Sr. Secured 1st Priority Notes
  9.00%, 6/1/04                                      $      250   $      247

                                                                         247

Printing and Publishing  0.5%

Hollinger International
  Publishing, Gtd. Notes,
  9.25%, 3/15/07                                            250          266

                                                                         266

Retail  0.6%

Safelite Glass, Sr. Sub. Notes,
  (144a), 9.875%, 12/15/06                                  125          122

Specialty Retailers, Sr. Notes,
  8.50%, 7/15/05                                            250          230

                                                                         352

Savings and Loan  3.9%

GS Escrow, Sr. Notes, (144a),
  7.125%, 8/1/05                                          2,000        1,934

ML Capital Trust, Gtd. Notes,
  9.875%, 3/1/27                                            150          185

                                                                       2,119

Service  1.2%

Coinmach, Sr. Sub. Notes,
  11.75%, 11/15/05                                          250          274

Host Marriott Travel, Sr. Notes,
  9.50%, 5/15/05                                            150          157

Intertek Finance, Sr. Sub. Notes,
  10.25%, 11/1/06                                            75           75

Rural/Metro, Sr. Notes, (144a),
  7.875%, 3/15/08                                           175          163

                                                                         669

Specialty Chemicals  4.0%

American Pacific, Sr. Notes,
  (144a), 9.25%, 3/1/05                                     250          247

ISP Holdings, Sr. Notes,
  9.75%, 2/15/02                                            200          213

Sociedad Quimira Y Minera,
  (144a), 7.70%, 9/15/06                                  2,000        1,685

                                                                       2,145

Telecommunications  2.2%

Intermedia Communications,
  Sr. Notes, 8.50%, 1/15/08                                 250          247

Mastec, Sr. Sub. Notes,
  (144a), 7.75%, 2/1/08                                     250          241

PSINet, Sr. Notes,
  (144a) 10.00%, 2/15/05                                    300          304

Qwest Communications, Sr. Notes,
  (144a), 7.50%, 11/1/08                                    400          409

                                                                       1,201

Telephone  0.5%

Flag Ltd., Sr. Notes,
  (144a), 8.25%, 1/30/08                                    250          255

                                                                         255

Textiles and Apparel  0.8%

Westpoint Stevens, Sr. Notes,
  7.875%, 6/15/08                                           400          412

                                                                         412

Transportation  1.4%

Allied Holdings, Gtd. Sr. Sub. Notes,
  8.625%, 10/1/07                                    $      250   $      257

International Shipholding, Sr. Notes,
  7.75%, 10/15/07                                           250          238

Stena, Sr. Notes,
  10.50%, 12/15/05                                          250          260

                                                                         755

Total Corporate Bonds and Notes (Cost  $51,272)                       50,331

U.S. GOVERNMENT OBLIGATIONS  3.9%

U.S. Treasury Bonds, 5.50%, 8/15/28                       2,000        2,113

Total U.S. Government Obligations (Cost  $2,075)                       2,113

Money Market Funds  1.0%

Reserve Investment Fund, 5.34% #                            543          543

Total Money Market Funds (Cost  $543)                                    543

Total Investments in Securities
98.1% of Net Assets (Cost  $53,890)                               $   52,987

Other Assets Less Liabilities                                          1,034

NET ASSETS                                                        $   54,021
                                                                  ----------

Net Assets Consist of:
Accumulated net investment income -
net of distributions                                              $       28

Accumulated net realized gain/loss -
net of distributions                                                    (576)

Net unrealized gain (loss)                                              (903)

Paid-in-capital applicable to 5,490,649
shares of $0.0001 par value capital stock
outstanding; 1,000,000,000 shares authorized                          55,472

NET ASSETS                                                        $   54,021
                                                                  ----------

NET ASSET VALUE PER SHARE                                         $     9.84
                                                                  ----------

#    Seven-day yield

STEP Stepped coupon note for which the interest rate will adjust on specified future date(s).

144a Security was purchased pursuant to Rule 144a under the Securities
     Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers-total of such securities at period-end amounts to 37.9% of net assets.

The accompanying notes are an integral part of these financial statements.


T. Rowe Price Corporate Income Fund
--------------------------------------------------------------------------------
Unaudited

Statement of Operations
--------------------------------------------------------------------------------
In thousands

                                                                    6 Months
                                                                       Ended
                                                                    11/30/98

Investment Income
  Interest income                                                  $   2,030

Expenses
  Shareholder servicing                                                   60
  Custody and accounting                                                  48
  Organization                                                            25
  Registration                                                            24
  Investment management                                                   18
  Prospectus and shareholder reports                                      12
  Legal and audit                                                          7
  Directors                                                                3
  Proxy and annual meeting                                                 1

  Miscellaneous                                                            1

  Total expenses                                                         199

Net investment income                       1,831

Realized and Unrealized Gain (Loss)

Net realized gain (loss) on securities                                (1,444)
Change in net unrealized gain or loss on securities                   (1,101)

Net realized and unrealized gain (loss)                               (2,545)

INCREASE (DECREASE) IN NET
ASSETS FROM OPERATIONS                                             $    (714)
                                                                   ---------

The accompanying notes are an integral part of these financial statements.


T. Rowe Price Corporate Income Fund
--------------------------------------------------------------------------------
Unaudited


Statement of Changes in Net Assets
--------------------------------------------------------------------------------
In thousands

                                                6 Months                Year
                                                   Ended               Ended
                                                11/30/98             5/31/98

Increase (Decrease) in Net Assets

Operations
  Net investment income                        $   1,831           $   2,298
  Net realized gain (loss)                        (1,444)              1,045
  Change in net unrealized gain or loss           (1,101)                325

  Increase (decrease) in net assets
  from operations                                   (714)              3,668

Distributions to shareholders
  Net investment income                           (1,831)             (2,301)

Capital share transactions*
  Shares sold                                     27,624              32,456
  Distributions reinvested                         1,183               1,448
  Shares redeemed                                (15,070)            (13,174)

  Increase (decrease) in
  net assets from capital
  share transactions                              13,737              20,730

Net Assets
Increase (decrease) during period                 11,192              22,097
Beginning of period                               42,829              20,732

End of period                                  $  54,021           $  42,829
                                               -----------------------------

*Share information
  Shares sold                                      2,782               3,146
  Distributions reinvested                           120                 141
  Shares redeemed                                 (1,533)             (1,277)

  Increase (decrease) in shares outstanding        1,369               2,010

The accompanying notes are an integral part of these financial statements.


T. Rowe Price Corporate Income Fund
--------------------------------------------------------------------------------
Unaudited                                                     November 30, 1998

Notes to Financial Statements
--------------------------------------------------------------------------------

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

     T. Rowe Price Corporate Income Fund, Inc. (the fund) is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company and commenced operations on October 31, 1995.

     The accompanying financial statements are prepared in accordance with generally accepted accounting principles for the investment company industry; these principles may require the use of estimates by fund management.

     Valuation Debt securities are generally traded in the over-the-counter market. Investments in securities with original maturities of one year or more are stated at fair value as furnished by dealers who make markets in such securities or by an independent pricing service, which considers yield or price of bonds of comparable quality, coupon, maturity, and type, as well as prices quoted by dealers who make markets in such securities. Securities with original maturities of less than one year are stated at fair value, which is determined by using a matrix system that establishes a value for each security based on money market yields.

     Investments in mutual funds are valued at the closing net asset value per share of the mutual fund on the day of valuation.

     Assets and liabilities for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by or under the supervision of the officers of the fund, as authorized by the Board of Directors.

     Premiums and Discountso Premiums and discounts on debt securities, other than mortgage-backed securities (MBS), are amortized for both financial reporting and tax purposes. Premiums and discounts on all MBS are recognized upon dispostion or principal repayment as gain or loss for financial reporting purposes. For tax purposes, premiums and discounts on MBS acquired on or before June 8, 1997, are recognized upon disposition or principal repayments as ordinary income. For MBS acquired after June 8, 1997, premiums are recognized as gain or loss; discounts are recognized as gain or loss, except to the extent of accrued market discount.

     Other Income and expenses are recorded on the accrual basis. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Distributions to shareholders are recorded by the fund on the ex-dividend date. Income and capital gain distributions are determined in accordance with federal income tax regulations and may differ from those determined in accordance with generally accepted accounting principles.

NOTE 2 - INVESTMENT TRANSACTIONS

     Consistent with its investment objective, the fund engages in the following practices to manage exposure to certain risks or enhance performance. The investment objective, policies, program, and risk factors of the fund are described more fully in the fund's prospectus and Statement of Additional Information.

     Noninvestment-Grade Debt Securities At November 30, 1998, the fund held investments in noninvestment-grade debt securities, commonly referred to as "high-yield" or "junk" bonds. A real or perceived economic downturn or higher interest rates could adversely affect the liquidity or value, or both, of such securities because such events could lessen the ability of issuers to make principal and interest payments.

     Other Purchases and sales of portfolio securities, other than short-term and U.S. government securities, aggregated $41,937,000 and $28,787,000, respectively, for the six months ended November 30, 1998.

NOTE 3 - FEDERAL INCOME TAXES

     No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income.

     At November 30, 1998, the cost of investments for federal income tax purposes was substantially the same as for financial reporting and totaled $53,890,000. Net unrealized loss aggregated $903,000 at period end, of which $884,000 related to appreciated investments and $1,787,000 to depreciated investments.

NOTE 4 - RELATED PARTY TRANSACTIONS

     The investment management agreement between the fund and T. Rowe Price Associates, Inc. (the manager) provides for an annual investment management fee, of which $9,000 was payable at November 30, 1998. The fee is computed daily and paid monthly, consisting of an individual fee equal to 0.15% of average daily net assets and a group fee. The group fee is based on the combined assets of certain mutual funds sponsored by the manager or Rowe Price-Fleming International, Inc. (the group). The group fee rate ranges from 0.48% for the first $1 billion of assets to 0.30% for assets in excess of $80 billion. At November 30, 1998, and for the six months then ended, the effective annual group fee rate was 0.32%. The fund pays a pro-rata share of the group fee based on the ratio of its net assets to those of the group.

     Under the terms of the investment management agreement, the manager is required to bear any expenses through May 31, 1999, which would cause the fund's ratio of expenses to average net assets to exceed 0.80%. Thereafter, through May 31, 2001, the fund is required to reimburse the manager for these expenses, provided that average net assets have grown or expenses have declined sufficiently to allow reimbursement without causing the fund's ratio of expenses to average net assets to exceed 0.80%. Pursuant to this agreement, $99,000 of management fees were not accrued by the fund for the six months ended November 30, 1998, and $149,000 of unaccrued 1997-1998 fees and expenses remain subject to reimbursement through May 31, 2001. Additionally, $261,000 of unaccrued fees and expenses related to a previous expense limitation are subject to reimbursement through May 31, 1999.

     In addition, the fund has entered into agreements with the manager and two wholly owned subsidiaries of the manager, pursuant to which the fund receives certain other services. The manager computes the daily share price and maintains the financial records of the fund. T. Rowe Price Services, Inc. is the fund's transfer and dividend disbursing agent and provides shareholder and administrative services to the fund. T. Rowe Price Retirement Plan Services, Inc. provides subaccounting and recordkeeping services for certain retirement accounts invested in the fund. The fund incurred expenses pursuant to these related party agreements totaling approximately $82,000 for the six months ended November 30, 1998, of which $14,000 was payable at period-end.

     The fund may invest in the Reserve Investment Fund and Government Reserve Investment Fund (collectively, the Reserve Funds), open-end management investment companies managed by T. Rowe Price Associates, Inc. The Reserve Funds are offered as cash management options only to mutual funds and other accounts managed by T. Rowe Price and its affiliates and are not available to the public. The Reserve Funds pay no investment management fees. Distributions from the Reserve Funds to the fund for the six months ended November 30, 1998, totaled $31,000 and are reflected as interest income in the accompanying Statement of Operations.


Annual Meeting Results

The Corporate Income Fund held an annual meeting on October 15, 1998, to elect directors of the fund and to ratify the Board of Directors' selection of PricewaterhouseCoopers L.L.P. as the fund's independent accountants.

The results of voting were as follows (by numbers of shares):

For nominees to the Board of
Directors for the Corporate
Income Fund:

Calvin W. Burnett
 In favor:        2,874,848.825
 Withheld:           69,591.655

Anthony W. Deering
 In favor:        2,876,523.282
 Withheld:           67,917.198

F. Pierce Linaweaver
 In favor:        2,872,611.651
 Withheld:           71,828.829

William T. Reynolds
 In favor:        2,880,288.734
 Withheld:           64,151.746

James S. Riepe
 In favor:        2,879,775.698
 Withheld:           64,664.782

John G. Schreiber
 In favor:        2,880,211.007
 Withheld:           64,229.473

M. David Testa
 In favor:        2,880,731.927
 Withheld:           63,708.553

For PricewaterhouseCoopers L.L.P.
as independent accountants:

 In favor:        2,876,984.094
 Withheld:           34,832.926
 Abstained:          32,623.460


For yield, price, last transaction,
current balance, or to conduct
transactions, 24 hours, 7 days
a week, call Tele*Access(registration mark):
1-800-638-2587 toll free

For assistance
with your existing
fund account, call:
Shareholder Service Center
1-800-225-5132 toll free
410-625-6500 Baltimore area

To open a Discount Brokerage
account or obtain information,
call:   1-800-638-5660 toll free

Internet address:
www.troweprice.com

T. Rowe Price Associates
100 East Pratt Street
Baltimore, Maryland  21202

This report is authorized for
distribution only to shareholders
and to others who have received
a copy of the prospectus of the
T. Rowe Price Corporate Income Fund.

Investor Centers:

101 East Lombard St.
Baltimore, MD 21202

T. Rowe Price
Financial Center
10090 Red Run Blvd.
Owings Mills, MD 21117

Farragut Square
900 17th Street, N.W.
Washington, D.C. 20006

ARCO Tower
31st Floor
515 South Flower St.
Los Angeles, CA 90071

4200 West Cypress St.
10th Floor
Tampa, FL 33607

T. Rowe Price (registration mark), Invest with Confidence

T. Rowe Price Investment Services, Inc., Distributor.         F03-051  11/30/98